Filed Pursuant to Rule 497(e)
                            Registration No. 33-40771


                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND
                    (EACH A "FUND" AND TOGETHER, THE "FUNDS")

          SUPPLEMENT DATED JUNE 2, 2005 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED AUGUST 30, 2004

Effective June 15, 2005, each Fund will revise its 2.00% redemption fee so that it is imposed on shares purchased and redeemed or exchanged on or before the seventh day after the date of purchase, rather than within 60 days. In addition, the Directors have determined that retirement plans that need an extension to implement the redemption fee must request such extension by June 30, 2005.